Exhibit 99.3

EVERSOURCE ENERGY

2019 First Quarter Results Investor Call

May 2, 2019

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our transmission and distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology related to our current or future business model; increased conservation measures of customers and development of alternative energy sources; contamination of, or disruption in, our water supplies; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, except as required by federal securities laws, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

First Quarter 2019 Results

	Q1 2019	Q1 2018	Change
Electric Transmission	$0.37	$0.34	$0.03
Electric Distribution	$0.38	$0.33	$0.05
Natural Gas Distribution	$0.24	$0.18	$0.06
Water	$0.00	$0.00	$0.00
Parent & Other	($0.02)	$0.00	($0.02)
Reported EPS (GAAP)	$0.97	$0.85	$0.12

Key Elements of New Hampshire Rate Filing

- On 4/26/19, PSNH filed with the NHPUC to raise annual distribution rates by $33 million on a temporary basis, effective 7/1/19
- PSNH also notified the NHPUC that it intends to file a general rate case in late May to raise annual distribution rates by approximately $70 million on a permanent basis, effective 7/1/20, including the $33 million sought on a temporary basis
- First PSNH rate case in nearly a decade; during that time period, PSNH's distribution plant-in service has risen by approximately 50%, while O&M has been flat
- NHPUC-reported Distribution ROE was 7.72% for 2018 (9.67% authorized)
- Permanent rate application will include enhanced resiliency and grid modernization investments

Status of Off-Shore Wind RFPs

***Massachusetts:* 1,600 MW authorized by legislature in 2016**

- Second solicitation for 400-800 MW to be issued by mid-year
- Legislature has instructed the DPU to evaluate raising total authorization to 3,200 MW

***Connecticut:* 200 MW contract with Revolution Wind approved by PURA in 2018**

- Revolution Wind won another 100 MW in late 2018 zero-carbon RFP. PURA approval expected in 2019
- Eversource-Ørsted 50-50 partners on all 300 MW
- Legislature considering authorization for another 1,000-2,000 MW

***Rhode Island:* 400 MW contract with Revolution Wind now before the RIPUC**

- Eversource-Ørsted 50-50 partners on all 400 MW

***New York:* NY State Energy Research & Development Authority evaluating February 2019 bids for at least 800 MW of offshore wind; Eversource-Ørsted one of 4 bidders**

- NY has authorized procurement of 2,400 MW by 2030
- South Fork (also Eversource-Ørsted 50-50 partners) has a separate 90 MW offshore agreement (being upsized to 130 MW) with LIPA

APPENDIX

Projected Capital Expenditures For Core Businesses



$12.75 Billion 2019-2023
$ in Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,168
$138
$271
$903
$856
$2,472
$152
$14
$335
$1,082
$889
$2,830
$185
$102
$404
$1,145
$994
$2,971
$199
$109
$459
$1,217
$987
$2,599
$137
$112
$473
$1,131
$746
$2,401
$131
$126
$439
$1,132
$573
$2,435
$128
$133
$483
$1,143
$548
$2,346
$127
$143
$476
$1,109
$491
2016A
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Transmission
Electric Distribution and MA Solar
Gas Distribution
Water
IT and Facilities

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solution

- 28 upgrades including 7 new transmission lines, new substations and substation expansion projects
- 18 projects in service; 7 under construction; 1 expected to enter construction in Q2 2019
- Approval of remaining 2 projects expected Q2 2019
- Projected completion: 2021 (all but 5 by end of 2019)
- Total projected investment: $560 million
- Investment through March 31: $369 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 23 of 27 projects now in service
- Four projects under construction
- Projected completion: 2019
- Total projected investment: $350 million
- Investment through March 31: $240 million

Greenwich Substation Project

- CT Siting Council approved new project design in November 2017
- Town appealed siting decision in December 2017
- Working with town on development and management plan during appeal process
- Projected completion: 2020
- Total projected ES investment: $98 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury, NH
- NHSEC order approving project issued 1/31/19
- Projected completion: December 2019
- Total projected investment: $84 million
- Investment through March 31: $32.2 million